UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 22, 2018

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.                                        Regulation FD Disclosure.

On October 22, 2018, EnLink Midstream Partners, LP (“ENLK”) and EnLink Midstream, LLC (“ENLC”) issued a joint press release announcing their entry into a definitive merger agreement pursuant to which a wholly-owned subsidiary of ENLC will merge with and into ENLK, with ENLK continuing as the surviving entity and as a subsidiary of ENLC (the “Transaction”).  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

On October 22, 2018, ENLK published a presentation regarding the Transaction, which will be available on ENLK’s website, www.enlink.com, under “Investors — ENLK — Events & Presentations — Presentations.”  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.                                        Other Events.

To the extent required, the information set forth in Item 7.01 is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of our management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this Current Report constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” and “expect” and similar expressions. Such forward-looking statements include, but are not limited to, statements with respect to the consummation of the Transaction.  Such statements are subject to a number of assumptions, risks, and uncertainties, many of which are beyond the control of ENLK and ENLC, which may cause the actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include, but are not limited to, risks discussed in ENLK’s and ENLC’s filings with the Securities and Exchange Commission (“SEC”), including ENLK’s and ENLC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Neither ENLK nor ENLC assumes any obligation to update any forward-looking statements.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the transactions referred to in this material, ENLC expects to file a registration statement on Form S-4 with the SEC containing a preliminary joint information statement and proxy statement of ENLC and ENLK that also constitutes a preliminary prospectus of ENLC. After the registration statement is declared effective, ENLK will mail a definitive proxy statement/prospectus to unitholders of

ENLK, and ENLC will mail a definitive information statement to unitholders of ENLC. This material is not a substitute for the joint proxy statement/prospectus/information statement or registration statement or for any other document that ENLC or ENLK may file with the SEC and send to ENLC’s and/or ENLK’s unitholders in connection with the proposed transactions.

INVESTORS AND SECURITY HOLDERS OF ENLC AND ENLK ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus/information statement (when available) and other documents filed with the SEC by ENLC or ENLK through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ENLC and ENLK will be available free of charge on ENLC’s and ENLK’s website at www.enlink.com, in the “Investors” tab, or by contacting ENLC’s and ENLK’s Investor Relations Department at 214-721-9696.

ENLC and the directors and executive officers of the managing member of ENLC, and ENLK and the directors and executive officers of the general partner of ENLK, may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the managing member of ENLC may be found in its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 21, 2018. Information about the directors and executive officers of the general partner of ENLK may be found in its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 21, 2018. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated October 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC,
its General Partner

Date: October 22, 2018	By:	/s/ Eric D. Batchelder
Eric D. Batchelder
Executive Vice President and
Chief Financial Officer